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                                                                   EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the 1998 Stock Incentive Plan of Bolle, Inc. of our report dated March 25, 1999, with respect to the consolidated financial statements of Bolle, Inc. included in this Annual Report on Form 10-K for the year ended December 31, 1998.


                                                           /s/ERNST & YOUNG LLP


Denver, Colorado
March 26, 1999